UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 18, 2006
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in Its Charter; State of Incorporation;	IRS Employer
Number	Address of Principal Executive Offices; and Telephone Number	Identification Number

1-1839	COMMONWEALTH EDISON COMPANY (an Illinois corporation) 440 South LaSalle Street — Suite 3300 P.O. Box 805379 Chicago, Illinois 60680-5379 (312) 394-4321	36-0938600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 22, 2006, Commonwealth Edison Company (ComEd), a subsidiary of Exelon Corporation (Exelon), issued a news release announcing the appointment of James Compton to the Board of Directors of ComEd on September 18, 2006. The news release is attached to the Report as exhibit 99.1
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Forward-Looking Statements
Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a Registrant include those factors discussed herein, as well as the items discussed in (a) ComEd’s 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) ComEd’s 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: ComEd—Note 17, and (c) other factors discussed in filings with the SEC by ComEd. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. ComEd does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	News release of Commonwealth Edison Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH EDISON COMPANY
/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer and Treasurer

September 22, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release of Commonwealth Edison Company